UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2026

CVB Financial Corp.

(Exact name of Registrant as Specified in Its Charter)

California	000-10140	95-3629339
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 N HAVEN AVE STE 350
ONTARIO , California		91764
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 909 980-4030

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	CVBF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On April 21, 2026, CVB Financial Corp., a California corporation (“CVBF” or the “Company”), filed a Current Report on Form 8-K (the “Original 8-K”), which disclosed that effective as of April 17, 2026, CVBF completed its previously announced acquisition of Heritage Commerce Corp, a California corporation (“Heritage”), in accordance with the terms and conditions of that certain Agreement and Plan of Reorganization and Merger, dated as of December 17, 2025, by and between CVBF and Heritage (the “Merger Agreement”). Pursuant to the Merger Agreement, Heritage merged with and into CVBF, with CVBF being the surviving entity (the “Merger”). Immediately thereafter, Heritage's wholly-owned banking subsidiary, Heritage Bank of Commerce, a California banking corporation merged with and into CVBF's wholly-owned banking subsidiary, Citizens Business Bank, National Association (“Citizens”), with Citizens being the surviving bank. This Current Report on Form 8-K/A is being filed to amend Item 9.01 of the Original 8-K to include the financial statements of Heritage and pro forma financial information required by Item 9.01 of Form 8-K (the “Amendment”).

The pro forma financial information included in this Amendment has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that CVBF and Heritage would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after completion of the Merger. Except as described in this Amendment, all other information in the Original 8-K remains unchanged.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

The audited consolidated financial statements of Heritage as of December 31, 2025 and 2024, and for each of the fiscal years ended December 31, 2025, 2024 and 2023 as required by Item 9.01(a) of Form 8-K are included herein as Exhibit 99.1 and incorporated by reference into this Item 9.01(a).

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of CVBF as of December 31, 2025, and the unaudited pro forma condensed combined statements of income of CVBF for the fiscal year ended December 31, 2025, in each case giving effect to the Merger as if it had occurred on January 1, 2025, are filed as Exhibit 99.2 hereto and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Crowe LLP, Independent Registered Public Accounting Firm for Heritage Commerce Corp.

99.1

Audited consolidated financial statements of Heritage Commerce Corp as of December 31, 2025 and 2024, and for each of the fiscal years ended December 31, 2025, 2024 and 2023 and the notes related thereto (incorporated by reference to Part II, Item 8 of Heritage Commerce Corp's Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 9, 2026 (File No. 000-23877)).

99.2

Unaudited pro forma condensed combined balance sheet of CVB Financial Corp. as of December 31, 2025 and unaudited pro forma condensed combined statements of income of CVB Financial Corp. for the fiscal year ended December 31, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVB FINANCIAL CORP.

Date:	May 7, 2026	By:	/s/ E. Allen Nicholson
E. Allen Nicholson Executive Vice President and Chief Financial Officer